UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 5, 2017

NEXTDECADE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36842	46-5723951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Waterway Square Place, Suite 400, The Woodlands, Texas 77380

(Address of Principal Executive Offices) (Zip Code)

(713)  574-1880

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

The information in this Item 7.01 of this Current Report is being furnished pursuant to Item 7.01 of Form 8-K and, according to general instruction B.2. thereunder, the information in this Item 7.01 of this Current Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

On December 5, 2017, NextDecade Corporation (the “Company”) posted an updated investor presentation on its website, http://www.next-decade.com, under the heading “Investors – Presentations and Webcasts.”

Additionally, as previously announced, the Company will be presenting at the following three investor conferences in December 2017:

•	Cowen Energy & Natural Resources Conference, Le Parker Meridien New York, New York, New York (December 5, 2017 at 10:50 a.m. Eastern Time) (the “Cowen Presentation”);

•	Wells Fargo Pipeline, MLP, and Utility Symposium, New York Hilton Midtown, New York, New York (December 6, 2017 at 8:40 a.m. Eastern Time) (the “Wells Fargo Presentation”); and

•	Height Securities LNG Investor Conference, The Westin New York Grand Central, New York, New York (December 12, 2017 at 1:30 p.m. Eastern Time).

A live webcast, along with the supporting presentation materials, for each of the Cowen Presentation and the Wells Fargo Presentation will be publicly available on the respective dates of such presentations and may be accessed via the Company’s website, http://www.next-decade.com, under the heading “Investors – Presentations and Webcasts.”  Webcast replays of the Cowen Presentation and the Wells Fargo Presentation will be available for a limited time following the dates of such presentations at the same address on the Company’s website.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2017

NEXTDECADE CORPORATION

By:	/s/ Krysta De Lima
Name: Krysta De Lima
Title: General Counsel